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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  MAY 9, 1996

                        INTERNATIONAL JENSEN INCORPORATED
             (Exact name of registrant as specified in its charter)

                          _____________________________



   DELAWARE                        0-19779                     13-3346656
(State or other           (Commission file number)        (I.R.S. employer
jurisdiction of                                          identification no.)
 incorporation)


            25 TRI-STATE                          60069
         INTERNATIONAL OFFICE                  (Zip Code)
          CENTER, SUITE 400
       LINCOLNSHIRE, ILLINOIS
 (Address of principal executive office)



      Registrant's telephone number, include area code: (847) 317-3700

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

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                               Page 1 of __ pages
                 Exhibit Index at sequentially numbered page 6.


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ITEM 5.  OTHER EVENTS.

     On January 3, 1996, International Jensen Incorporated ("IJI") and Recoton Corporation ("Recoton") jointly announced that Recoton had agreed to acquire IJI pursuant to an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement was amended and restated on January 30, 1996 (the "Amended and Restated Merger Agreement"), and was filed with the Securities and Exchange Commission (the "Commission") on or about January 30, 1996. On May 1, 1996, the Amended and Restated Merger Agreement was further amended and restated (the "Second Amended and Restated Merger Agreement") and certain other related agreements were entered into between IJI and Recoton at that time. Copies of the Second Amended and Restated Merger Agreement and certain related agreements were filed by IJI with the Commission on or about May 8, 1996. On May 10, 1996, the Second Amended and Restated Merger Agreement was further amended and restated (the "Third Amended and Restated Merger Agreement") and certain of the related agreements were also amended. This Form 8-K is being made for the purpose of filing the Third Amended and Restated Merger Agreement, which is included herewith as Exhibit 2.1, and certain other items described below.

     The Third Amended and Restated Merger Agreement differs from the Second Amended and Restated Merger Agreement in the following substantive respects:

     - The price per share offered by Recoton to the IJI stockholders was increased to $10.00 per share, except that the price per share to be offered by Recoton to each of Robert G. Shaw and William Blair Leveraged Capital Fund, L.P. was decreased to $8.90 per share.

     - Subject to adjustment as noted below, the percentage of IJI common stock to be converted to Recoton common shares was increased to 44.7% and the corresponding percentage to be converted into cash was reduced to 55.3%, with the merger intended to qualify as under the prior versions of the merger agreement as a reorganization under the Internal Revenue Code and to be treated as a tax-free transaction for federal income tax purposes to the extent Recoton common shares are received in exchange for shares of IJI common stock.

     -    The Termination Date was extended to July 15, 1996, from June 30,
          1996.

     - The termination fee provisions were revised substantially to provide that (i) IJI is required to pay Recoton a termination fee of $1.5 million and/or documented expenses and costs of up to $2.5 million under certain circumstances and (ii) Recoton is required to pay IJI a termination fee of $1.5 million and/or documented expenses and costs of up to $2.5 million under certain circumstances. The circumstances under which such termination fees would be payable also were revised.

     On January 3, 1996, IJI and IJI Acquisition Corp. ("IJI Acquisition") entered into an Agreement for Purchase and Sale of the OEM Business of IJI by and to IJI Acquisition (the "OEM Agreement"). The OEM Agreement was subsequently amended and restated on May 1, 1996 (the "Amended and Restated OEM Agreement"). Copies of the Amended and Restated

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OEM Agreement were filed with the Commission on or about May 8, 1996.  On May
10, 1996, the Amended and Restated OEM Agreement was further amended (the "Second Amended and Restated Merger Agreement") to increase the Purchase
Price (as defined therein) to $16,537,000, subject to certain adjustments described therein which may increase or decrease the Purchase Price. The Second Amended and Restated Merger Agreement is included herewith as
Exhibit 2.2.

     Simultaneous with the execution of the Merger Agreement, Recoton and IJI entered into an Exclusive World-Wide License and Option to Sell and Option to Purchase Proprietary Rights agreement (the "AR Agreement"), pursuant to which Recoton acquired from IJI a license to, and an option to purchase, all rights to the "Acoustic Research" and "AR" trademarks (collectively, the "AR Marks"), and IJI acquired an option to sell the AR Marks to Recoton, under certain circumstances. The AR Agreement was dated as of January 3, 1996.

     On May 9, 1996, Recoton and IJI amended the AR Agreement to provide Recoton an option to purchase the AR Marks and IJI with an option to sell the AR Marks upon termination of the Merger Agreement for $3.5 million. At the same time, Recoton, IJI and Vedder, Price, Kaufman & Kammholz amended and restated the Escrow Agreement dated as of May 1, 1996, to reflect the reduced option prices for the AR Marks. A copy of the Amendment to the AR Agreement is included herewith as Exhibit 2.3 and a copy of the Amended and Restated Escrow Agreement is included herewith as Exhibit 2.4.

     On May 1, 1996, IJI and Recoton entered into an agreement, filed with the Commission on or about May 8, 1996, pursuant to which IJI has agreed not to agree to any amendment to the OEM Agreement. The agreement was amended as of May 9, 1996, to further provide that IJI would, at Recoton's request and expense, assert whatever rights IJI may have under the OEM Agreement to seek to compel specific performance by IJI Acquisition. The amended agreement is included herewith as Exhibit 2.5.

     On May 10 and May 14, 1996, IJI issued the press releases included herewith as Exhibits 99.1 and 99.2, respectively.

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ITEM 7(c).  EXHIBITS.

Exhibit 2.1 Third Amended and Restated Agreement and Plan of Merger among Recoton Corporation, RC Acquisition Sub, Inc. and International Jensen Incorporated dated as of January 3, 1996.

Exhibit 2.2 Second Amended and Restated Agreement for Purchase and Sale of the Assets of the OEM Business of International Jensen Incorporated by and to IJI Acquisition Corp. dated as of January 3, 1996.

Exhibit 2.3 Amendment to Exclusive World-Wide License and Option to Sell and Option to Purchase Proprietary Rights entered into as of May 9, 1996, between International Jensen Incorporated and Recoton Corporation.

Exhibit 2.4 Amended and Restated Escrow Agreement made as of May 1, 1996, between International Jensen Incorporated and Recoton Corporation, but executed on May 9, 1996.

Exhibit 2.5 Agreement dated as of May 9, 1996, between Recoton Corporation and International Jensen Incorporated.

Exhibit 99.1   International Jensen Incorporated Press Release dated May 10,
               1996.

Exhibit 99.2   International Jensen Incorporated Press Release dated May 14,
               1996.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         INTERNATIONAL JENSEN INCORPORATED

Date:  May 16, 1996                      By:     /s/ Marc T. Tanenberg
                                             ----------------------------
                                             Marc T. Tanenberg
                                             Vice President Finance and Chief
                                             Financial Officer


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                                INDEX TO EXHIBITS

2.1 Third Amended and Restated Agreement and Plan of Merger among International Jensen Incorporated, Recoton
       Corporation and RC Acquisition Sub, Inc. dated as of
       January 3, 1996.

2.2    Second Amended and Restated Agreement for Purchase and
       Sale of the Assets of the OEM Business of International
       Jensen Incorporated by and to IJI Acquisition Corp.
       dated as of January 3, 1996.

2.3    Amendment to Exclusive World-Wide License and Option to
       Sell and Option to Purchase Proprietary Rights entered into as of May 9, 1996, between International Jensen
       Incorporated and Recoton Corporation.

2.4    Amended and Restated Escrow Agreement made as of May 1,
       1996 between International Jensen Incorporated and
       Recoton Corporation.

2.5    Agreement dated as of May 9, 1996, between Recoton
       Corporation and International Jensen Incorporated.

99.1   International Jensen Incorporated Press Release dated
       May 10, 1996.

99.2   International Jensen Incorporated Press Release dated
       May 14, 1996.

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